UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2016

Tanger Factory Outlet Centers, Inc.
Tanger Properties Limited Partnership
(Exact Name of Registrant as Specified in Charter)

North Carolina North Carolina (State or Other Jurisdiction of Incorporation)	1-11986 333-03526-01 (Commission File Number)	56-1815473 56-1822494 (IRS Employer Identification No.)

3200 Northline Avenue, Suite 360 Greensboro, NC 27408 (Address of Principal Executive Offices, including Zip Code)
3200 Northline Avenue, Suite 360 Greensboro, NC 27408 (Address of Principal Executive Offices, including Zip Code)

Registrant's telephone number, including area code: (336) 292-3010

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On April 13, 2016, Tanger Properties Limited Partnership (the “Operating Partnership”), a majority owned subsidiary of Tanger Factory Outlet Centers, Inc. (the “Company”), closed on a First Amendment to Amended and Restated Term Loan Agreement (the “First Amendment”) between the Operating Partnership, the Company, Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto. The First Amendment amends the Amended and Restated Term Loan Agreement, dated as of October 29, 2015, among the Operating Partnership, Wells Fargo Bank, National Association as administrative agent, and the lenders party thereto. The First Amendment, among other things, increased the size of the unsecured term loan from $250 million to $325 million, extended the maturity date from February 23, 2019 to April 13, 2021, reduced the applicable LIBOR margin from LIBOR plus 105 basis points to LIBOR plus 95 basis points, and increased the incremental loan availability through an accordion feature from $150 million to $175 million. The additional loan proceeds of $75 million were used to pay down balances under the Operating Partnership's unsecured lines of credit.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information required by Item 2.03 is set forth in Item 1.01 above, which is incorporated herein by reference.

Item 8.01	Other Events.
During April 2016, the Operating Partnership also entered into four separate interest rate swap agreements effective April 13, 2016, that fix the base LIBOR rate at an average of 1.03% on notional amounts totaling $175 million through January 1, 2021.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1
Amended and Restated Term Loan Agreement dated as of October 29, 2015 between Tanger Properties Limited Partnership and Wells Fargo Bank, National Association, as Administrative Agent, and the lenders party thereto.

Exhibit 10.2
First Amendment to Amended and Restated Term Loan Agreement dated as of April 13, 2016 between Tanger Properties Limited Partnership and Wells Fargo Bank, National Association, as Administrative Agent, and the lenders party thereto.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 15, 2016

TANGER FACTORY OUTLET CENTERS, INC.

By:	/s/	Frank C. Marchisello Jr.
Frank C. Marchisello, Jr.
Executive Vice President and Chief Financial Officer

TANGER PROPERTIES LIMITED PARTNERSHIP

By: TANGER GP TRUST, its sole general partner

By:	/s/	Frank C. Marchisello Jr.
Frank C. Marchisello, Jr.
Vice President and Treasurer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.
10.1
Amended and Restated Term Loan Agreement dated as of October 29, 2015 between Tanger Properties Limited Partnership and Wells Fargo Bank, National Association, as Administrative Agent, and the lenders party thereto.

10.2
First Amendment to Amended and Restated Term Loan Agreement dated as of April 13, 2016 between Tanger Properties Limited Partnership and Wells Fargo Bank, National Association, as Administrative Agent, and the lenders party thereto.